UBS PaineWebber Life Insurance Company
           Administrative Office: 601 6th Ave. Des Moines, Iowa 50309



                                                                 August 29, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  UBS PaineWebber Life Variable Annuity Account
File Number: 811-7536
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS PaineWebber Life Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the Alliance Variable Products Series Fund. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, on August 29, 2002, the Alliance Variable Products Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference.

Sincerely,


/s/ Gerianne J. Silva





cc: Fred Bellamy